EXHIBIT 32.1

Certification of Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Neil Scheckter, the Principal Executive Officer and Principal Financial Officer of GS Valet, Inc. (the "Company"), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the period ended March 31, 2013 (the "Report") of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2013	By:	/s/ Neil Scheckter
Name: Neil Scheckter
Title: Chief Executive Officer and Chief Financial Officer